Exhibit 10.19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED
BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY
DISCLOSED.

AMENDMENT NO. 1 TO RESEARCH COLLABORATION AND OPTION AGREEMENT

This Amendment No. 1 to Research Collaboration and Option Agreement (this “First Amendment”) is dated as of December 30, 2020 (the “Amendment Effective Date”) by and between:

Morphic Therapeutic, Inc., a Delaware corporation (“Morphic”)
35 Gatehouse Drive A2
Waltham, MA 02451

and

Janssen Pharmaceuticals, Inc. a Delaware corporation (“Janssen”)
1125 Trenton-Harbourton Road
Titusville, NJ 08560,

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Research Collaboration and Option Agreement by and between the Parties effective as of February 15, 2019 (the “Agreement”).

WHEREAS, the Parties desire to amend the Agreement as described more fully herein;

and

WHEREAS, pursuant to Section 16.11 of the Agreement, the Agreement may be amended or otherwise modified only by a written agreement signed by a duly authorized officer of both Parties.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

A.	Commencing Research Activities for [***] Research Program.

In consideration of this First Amendment, Janssen hereby determines and elects to commence the Research Program for the [***] Target pursuant to Section 2.4.1 of the Agreement. In accordance with Section 8.2, Janssen will pay to Morphic a one-time, non- refundable, non-creditable payment of $5,000,000 USD (five million US dollars) no later than thirty (30) days after Janssen’s receipt of an invoice in accordance with Section 8.11. Each of Janssen and Morphic acknowledges that the consideration included in this First Amendment includes payment in full for the Research Program Fee exercise by Janssen.

B.Amendments to Agreement.
1.The definition of “Compound” in Section 1.29 of the Agreement is hereby deleted in its entirety and replaced with the following:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED
BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY
DISCLOSED.

“Compound” means (1) with respect to a Target (including without limitation [***]), (a) any small molecule compound that is discovered, screened or optimized by either Party in the performance of Research Activities for such Target under this Agreement, (b) a Chemically Similar Compound with respect to any such Compound described in the foregoing clause (a) and (c) any base form, metabolite, ester, salt form, racemate, stereoisomer, crystalline polymorph, hydrate or solvate of any Compound described in the foregoing clause (a) or clause (b) and (2) with respect to [***], any Monoclonal Antibody or peptide therapeutic that is discovered, screened or optimized by either Party in the performance of Research Activities for [***] under this Agreement.

2.Section 1 (Definitions) of the Agreement is hereby amended by adding the following at the end of the section:

1.190 “Monoclonal Antibody” means any intact monoclonal antibody and antigen- binding antibody fragments thereof involving single chain fragments, monovalent fragments, and single domain fragments (also called nanobodies).

3.Schedule 1.91 of the Agreement (Late Lead Optimization Activities) is hereby deleted in its entirety and replaced with the attached Schedule 1.91.

4.Schedule 1.182 of the Agreement (Threshold Activity and Selectivity) is hereby deleted in its entirety and replaced with the attached Schedule 1.182.

5.The Agreement is hereby amended to add the Research Plan set forth as Schedule 1.182(c).

C.	Press Release.

Upon execution of this First Amendment, each Party may issue a press release announcing the existence of this First Amendment in the form attached hereto as Exhibit A (Press Release).

D.Miscellaneous. The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

This First Amendment is executed by the authorized representatives of the Parties as of the date first written above.

Morphic Therapeutic, Inc.			Janssen Pharmaceuticals, Inc.

By:	/s/ Praveen Tipirneni		By:	/s/ Reshema Kemps-Polanco
	Name:	Praveen Tipirneni		Name:	Reshema Kemps-Polanco
	Title:	President and CEO		Title:	President